Exhibit 3.35

State of Minnesota

SECRETARY OF STATE

CERTIFICATE OF INCORPORATION

I, Joan Anderson Growe, Secretary of State of Minnesota, do certify that: Articles of Incorporation, duly signed and acknowledged under oath, have been filed on this date in the Office of the Secretary of State, for the incorporation of the following corporation, under and in accordance with the provisions of the chapter of Minnesota Statutes listed below.

This corporation is now legally organized under the laws of Minnesota.

Corporate Name: Deluxe Overseas, Inc.

Corporate Charter Number: 9U-353

Chapter Formed Under: 302A

This certificate has been issued on 08/27/1997.

Secretary of State.

9U-353

ARTICLES OF INCORPORATION

OF

DELUXE OVERSEAS, INC.

To form a Minnesota business corporation under and pursuant to the Minnesota Business Corporation Act, the following articles of incorporation are adopted:

ARTICLE 1. NAME

The name of the corporation is Deluxe Overseas, Inc.

ARTICLE 2. REGISTERED OFFICE

The address of the registered office of the corporation is 3680 Victoria Street North, Shoreview, Minnesota 55126-2966.

ARTICLE 3. AUTHORIZED SHARES

The aggregate number of authorized shares of the corporation is 1,000 Common Shares, $.01 par value.

ARTICLE 4. INCORPORATOR

The name and address of the incorporator, who is a natural person of full age, are:

NAME	ADDRESS

Karla Stoeckman	Dorsey & Whitney, LLP 220 South Sixth Street Minneapolis, MN 55402

ARTICLE 5. NO CUMULATIVE VOTING

There shall be no cumulative voting by the shareholders of the corporation.

051283

ARTICLE 6. NO PREEMPTIVE RIGHTS

The shareholders of the corporation shall not have any preemptive rights to subscribe for or acquire securities or rights to purchase securities of any class, kind, or series of the corporation.

ARTICLE 7 WRITTEN ACTION BY DIRECTORS

An action required or permitted to be taken at a meeting of the board of directors of the corporation may be taken by a written action signed, or counterparts of a written action signed in the aggregate, by all of the directors unless the action need not be approved by the shareholders of the corporation, in which case the action may be taken by a written action signed, or counterparts of a written action signed in the aggregate, by the number of directors that would be required to take the same action at a meeting of the board of directors of the corporation at which all of the directors were present.

ARTICLE 8. DIRECTOR LIABILITY

To the fullest extent permitted by the Minnesota Business Corporation Act as the same exists or may hereafter be amended, a director of this corporation shall not be liable to this corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.

Dated:	8-27-97	/s/ Karla Stoeckman
Karla Stoeckman, Incorporator

STATE OF MINNESOTA DEPARTMENT OF STATE FILED AUG 27 1997 Joan Anderson Growe Secretary of State

ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION OF DELUXE OVERSEAS, INC.	9U-353

1.	The name of the corporation is Deluxe Overseas, Inc.

2.	The following is the full text of the amendment to the Articles of Incorporation of Deluxe Overseas, Inc.:

RESOLVED, that Article I of the Articles of Incorporation of the corporation is hereby amended in its entirety to read as follows:

“Article 1. Name. The name of the corporation is eFUNDS OVERSEAS, INC.”

FURTHER RESOLVED, that the foregoing change will be effective upon the date of filing with the Office of the Minnesota Secretary of State.

3.	The foregoing amendment was adopted according to Chapter 302A of the Minnesota Business Corporation Act.

IN WITNESS WHEREOF, the undersigned, the President of Deluxe Overseas, Inc., being duly authorized on behalf of Deluxe Overseas, Inc., has executed this document as of March 31, 2000.

/s/ John A. Blanchard III
Name: John A. Blanchard III
Title: President
STATE OF MINNESOTA FILED APR 03 2000 Mary Kiffmeyer Secretary of State

048628

TOTAL P.02

MINNESOTA SECRETARY OF STATE NOTICE OF CHANGE OF REGISTERED OFFICE/ REGISTERED AGENT Please read the instructions on the back before completing this form.	9U-353

1.	Entity Name:

eFunds Overseas, Inc.

2.	Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number. A post office box is not acceptable.

405 SECOND AVENUE, SOUTH	MINNEAPOLIS	MN	55401
Street	City	State	Zip Code

3.	Registered Agent (Registered agents are required for foreign entitles but optional for Minnesota entities):

CT CORPORATION SYSTEM INC.
If you do not wish to designate an agent, you must list “NONE” in this box. DO NOT LIST THE ENTITY NAME.

In compliance with Minnesota Statutes Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the entity’s registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of perjury as set forth in Minnesota Statutes Section 609.48 as if I had signed this notice under oath.

Signature of Authorized Person

Name and Telephone Number of a Contact Person:	Robert Foehl	(651) 787-5904
please print legibly

Filing Fee: Minnesota Corporations, Cooperatives and Limited Liability Companies: $35.00.

Non-Minnesota Corporations: $50.00.	STATE OF MINNESOTA DEPARTMENT OF STATE FILED JAN 14 2002 Mary Kiffmeyer Secretary of State
Make checks payable to Secretary of State
Return to: Minnesota Secretary of State
180 State Office Bldg.
100 Constitution Ave.
St. Paul, MN 55165-1299 (651) 296-2803

03930276 Rev. 11/[ILLEGIBLE]

[ILLEGIBLE]        045268

THE STATE OF MINNESOTA [SEAL]	DC - RO (Global) MINNESOTA SECRETARY OF STATE NOTICE OF CHANGE OF REGISTERED OFFICE/REGISTERED AGENT

Please read the instructions on the back before completing this form.

1.	Entity Name:

See Attached List

2.	Registered Office Address (No. & Street): List a complete street address or rural route and rural route box number. A post office box is not acceptable.

100 South Fifth St., Suite 1075	Minneapolis	MN	55402
Street	City	State	Zip Code

3.	Registered Agent (Registered agents are required for foreign entities but optional for Minnesota entities):

If you do not wish to designate an agent, you must list “NONE” in this box. DO NOT LIST THE ENTITY NAME.

In compliance with Minnesota Statutes, Section 302A.123, 303.10, 308A.025, 317A.123 or 322B.135 I certify that the above listed company has resolved to change the entity’s registered office and/or agent as listed above.

I certify that I am authorized to execute this notice and I further certify that I understand that by signing this notice I am subject to the penalties of penury as set forth in Minnesota Statutes Section 609.48 as if I had signed this notice under oath.

Signature of Authorized Person

Name and Telephone Number of a Contact Person:	Marie Hauer	(212) 894-8504
please print legibly

Filing Fee: For Profit Minnesota Corporations, Cooperatives and Limited Liability Companies: $35.00.

Minnesota Nonprofit Corporations: No $35.00 fee is due unless you are adding or removing an agent.

Non-Minnesota Corporations: $50.00.

Make checks payable to Secretary of State (YOUR CANCELLED CHECK IS YOUR RECEIPT).

MAIL TO:	Secretary of State Corporate Division 180 State Office Building 100 Rev. Dr. Martin Luther King Jr. Blvd St. Paul, MN 55155-1299
(No walk-in service available at this location for corporate, UCC or notary)

Walk-in service is available at our public counter located in the Minnesota State Retirement System Bldg. 60 Empire Drive, Suite #100, St. Paul, MN 55103.

bus5 Change Of Registered Office/Registered Agent Rev. 8-05

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 1

Charter#	Type	Business Name	Charter#	Type	Business Name
6K-890	DC	1145 ARGYLE CORPORATION	11K-975	DC	bi-pro Marketing U.S.A. Limited, Inc.
6H-874	DC	717 HB Minneapolis, Inc.	2213010-2	DC	Bio Security Cooperative of America
4Y-1	DC	A P Meritor, Inc.	1865632-2	DC	BKP HOLDINGS INC.
1585630-2	DC	AAA Galvanizing of Minnesota, Inc.	1125711-2	DC	BlackRidge Financial, Inc.
12G-74	DC	Accurate Contracting, Inc.	2094517-2	DC	Blue Water Home Design Studio Inc.
5Q-207	DC	ACN Group, Inc.	3F-273	DC	Boart Longyear International Holdings, Inc.
9S-697	DC	ACRO Business Finance Corp.	7H-845	DC	BOMBARDIER CAPITAL RAIL INC.
6H-932	DC	ACT Teleconferencing Services, Inc.	1509795-2	DC	Bombay Vegan Inc.
8L-987	DC	ACT Videoconferencing Inc.	2200881-7	DC	Book Warehouse of Medford, Minnesota, Inc.
389-AA	DC	ADM Milling Co.	2196028-2	DC	Border States Electric Supply of Minnesota, Inc.
1359944-2	DC	Advance Digital Concepts Inc.	1R-866	DC	BounceBackTechnologies.com, Inc.
10Y-107	DC	Advanced Component Technologies, Inc.	1F-666	DC	Braas Company
2214228-2	DC	Advanced Home Services Inc.	4P-705	DC	BROWN & BIGELOW, INC.
4B-808	DC	Advanced Respiratory, Inc.	2D-274	DC	Burckhardt Asset Subsidiary, Inc.
12A-113	DC	Advanced Specialized Technologies, Inc.	11B-4	DC	BURKE GROUP MINNESOTA INC.
1950546-2	DC	Advantix Corporation	G-802	DC	Burns Manufacturing Company
4N-920	DC	AEGON Financial Services Group, Inc.	9P-246	DC	Burnsville Sanitary Landfill, Inc.
2203446-2	DC	AFC of Minnesota Corporation	26628-AA	DC	Butler Brothers
228-AA	DC	Aggregate Industries - North Central Region, Inc.	6W-71	DC	Cajian Bell, Inc.
11X-798	DC	Aggregate Industries Land Company, Inc.	1056538-2	DC	Camden Culinary, Inc.
1219221-4	DC	Ainsworth Corp.	10E-114	DC	Campoco, Inc.
1914338-2	DC	AJ’s Sales & Service Inc.	2U-900	DC	Canaccord Capital Corporation (USA), Inc.
1327738-2	DC	Alan deJesus, Inc.	5P-445	DC	Cannon Technologies, Inc.
7P-821	DC	ALBERT LEA NEWSPAPERS, INC.	11V-344	DC	Carbon Collaborative, Inc.
12O-363	DC	Aldi Inc. (Minnesota)	7O-22	DC	Caribou Coffee Company, Inc.
10I-447	DC	Alias, Inc.	11C-880	DC	Caritas Technologies, Inc.
6A-470	DC	ALL AMERICAN SEMICONDUCTOR OF MINNESOTA, INC.	2223154-2	DC	Carnegie Funding Inc.
7W-907	DC	ALLAN WEST CONSULTING, Inc.	7Z-27	DC	CCT - Mall of America I, Incorporated
1823145-2	DC	Allied Pharmacy Cooperative	2R-96	DC	CenterTherapy, Inc.
4U-1005	DC	ALMO DISTRIBUTING MINNESOTA, INC.	N-804	DC	Central Roofing Company
648-AA	DC	Ambassador West Apartments, Inc.	2088666-3	DC	Century Park Pictures Corporation
8R-325	DC	AMERIC DISC U.S.A. - MINNESOTA INC.	W-502	DC	CenturyTel of Minnesota, Inc.
2213010-4	DC	America’s Agricultural Workforce Cooperative	1957147-2	DC	Cerealogy Incorporated
I-495	DC	American Uniform Co.	5K-937	DC	Certified Power, Inc.
2042928-2	DC	AnA English Worldwide Co.	9Y-141	DC	Certiport, Inc.
9W-156	DC	Antique Auto Restoration, Inc.	3H-679	DC	CF Companies, Inc.
1O-109	DC	Applied Fluid Power, Inc.	1101482-2	DC	CG Applied Economic Analysis, Inc.
11E-53	DC	Art ‘N Soul of Minnesota, Inc.	6C-248	DC	Champps Operating Corporation
9Q-453	DC	Associated Material Handling (Minnesota), Inc.	12J-917	DC	Charlie’s Clean Cars, Inc.
2159881-2	DC	Assured Performance Cooperative	4V-1085	DC	Checker Flag Parts, Inc.
12J-184	DC	Atlas Cold Storage USA Inc.	5C-507	DC	Chex Systems, Inc.
10J-498	DC	ATM Management Services, Inc.	7V-686	DC	Cirrus Aircraft Corporation
7P-820	DC	AUSTIN NEWSPAPERS, INC.	6P-396	DC	CitiFinancial Auto, Ltd.
8K-106	DC	AUTOMATIC GARAGE DOOR AND FIREPLACES, INC.	E-588	DC	CitiFinancial Services, Inc.
1359954-2	DC	Baldwin Financial Corporation	1M-827	DC	Clariant Life Science Molecules (America) Inc.
7P-639	DC	BANCNORTH INVESTMENT GROUP, INC.	8P-493	DC	Clark E. Johnson, Jr., Limited
1864993-2	DC	Bannecker Design & Manufacturing Cooperative	2W-950	DC	Cliffs Biwabik Ore Corporation
8A-440	DC	Banta Direct Marketing, Inc.	4D-606	DC	Comcast MO of Burnsville/Eagan, Inc.
11X- 776	DC	Banta Finance Corporation	5G-984	DC	Comcast MO of Minnesota, Inc.
1053702-2	DC	Barge Channel Road Company	4C-370	DC	Comcast MO of Quad Cities, Inc.
726-AA	DC	Bay State Milling Company	4D-611	DC	Comcast MO of the North Suburbs, Inc.
1523559-2	DC	Bear Stearns Residential Mortgage Corporation - Mi	4H-491	DC	Comcast of St. Paul, Inc.
T-500	DC	Bell Industries, Inc.	7S-753	DC	Comcast Phone of Minnesota, Inc.
2090039-8	DC	Benchmark Hospitality of Minnesota, Inc.	2P-1011	DC	Comfort Systems USA (Twin Cities), Inc.
Q-302	DC	Beneficial Loan & Thrift Co.	2G-319	DC	CompuCom IT Solutions, Inc.
8Y-610	DC	BENEFIT INFORMATION SERVICES, INC.	J-554	DC	Contel of Minnesota, Inc.
3F-507	DC	Benson-Quinn Commodities, Inc.	6-AA	DC	Continental Machines, Inc.
6Y-386	DC	Best Vendors Management Company, Inc.	2135575-2	DC	CooperationWorks!

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 2

Charter#	Type	Business Name	Charter#	Type	Business Name
U-374	DC	CORDS BANKSHARES, INC.	8M-255	DC	Faithful+Gould, Inc.
4D-182	DC	CRYSTEEL INTERNATIONAL MARKETING, LTD.	611-AA	DC	Federal Cartridge Company
1Q-665	DC	Crysteel Manufacturing, Inc.	7P-822	DC	FERGUS FALLS NEWSPAPERS, INC.
7B-919	DC	CSI Staff, Incorporated	10N-517	DC	Fieldwork Minneapolis, Inc.
6K-435	DC	Culligan Store Solutions, Inc.	4L-581	DC	FILTRA TECH SYSTEMS, INC.
8I-67	DC	D & K OF MINNESOTA, INC.	11M-969	DC	First Choice Bancorp
5N-197	DC	DACCO/DETROIT OF MINNESOTA, INC.	12L-486	DC	First NLC, Inc.
2C-150	DC	Dakota Barge Service, Inc.	6Y-975	DC	First Protection Company
3G-777	DC	Dalson Foods, Inc.	3J-929	DC	First Protection Corporation
6W-38	DC	Dan & Jerry’s Greenhouses, Inc.	5F-1077	DC	First Team Sports, Inc.
5I-548	DC	Dan’s Prize, Inc.	10T-617	DC	Flair Flexible Packaging Corp. (USA)
8C-326	DC	Danbury Printing & Litho, Inc.	1Z-718	DC	Flavorite Laboratories, Inc.
1944929-2	DC	Dart Acquisition Corp.	11T-776	DC	Fortran Traffic systems, Inc.
26395-AA	DC	DCCO Inc.	5Q-51	DC	FORUM BIG SAND LAKE CO.
1F-1	DC	Dee-Co Holdings, Inc.	6Z-122	DC	FRONTIER COMMUNICATIONS OF MINNESOTA, INC.
838830-2	DC	Definity Health of New York, Inc.	1447265-2	DC	FRUITFUL BOUGH, INC.
4P-32	DC	DELTA INTERNATIONAL MACHINERY CORP.	O-800	DC	Fullerton Properties, Inc.
1364040-3	DC	Deluxe Enterprise Operations, Inc.	6F-260	DC	Future Dreams Inc.
2049525-2	DC	Deluxe Johnson Corporation, Inc.	1Y-621	DC	G. M. Stewart Lumber Company, Inc.
1364040-2	DC	Deluxe Manufacturing Operations, Inc.	1972954-2	DC	G.Howard Inc.
1364040-4	DC	Deluxe Small Business sales, Inc.	7T-922	DC	G.J. Hartman Corporation
6H-S80	DC	Designer Doors Incorporated	4U-578	DC	GALLERY PHYSICAL THERAPY CENTER, INC.
2G-431	DC	Detector Electronics Corporation	677845-2	DC	Gallop Technologies, Inc
1325818-4	DC	DGI Holding Corp.	6W-906	DC	GAME FINANCIAL CORPORATION
3Q-392	DC	Discount Tire Company of Minnesota, Inc.	5W-606	DC	Gamestop, Inc.
12K-835	DC	Diversified Web Systems, Inc.	12G-73	DC	GCM Xpress Inc.
7H-889	DC	DLR Group inc.	8L-725	DC	GDM Software Inc
F-133	DC	DoALL Industrial Supply Corp.	12J-945	DC	GE Osmonics, Inc.
7Q-542	DC	DPW Publishing, Inc.	1771163-3	DC	GEM Wellness Products & Services Inc.
11L-837	DC	DRI-STEEM Corporation	12G-101	DC	Gemini Partners, Inc.
26591-AA	DC	Duluth, Winnipeg and Pacific Railway Company	740072-3	DC	Gen-ID Lab Services, Inc
1925649-2	DC	Dutch Holdings, Inc.	11D-407	DC	Geneon Entertainment (USA) Inc
1Z-225	DC	Dyco Petroleum Corporation	7F-127	DC	GenOx Corporation
6S-768	DC	E-Z-Dock, Inc.	1725094-2	DC	Glenn Taylor & Associates, Inc.
N- 541	DC	E. F. Johnson Company	740282-3	DC	gohman sales corporation
9K-432	DC	ECA Marketing, Inc.	1W-224	DC	Granite City Ready Mix, Inc.
1438285-8	DC	EFS Inc.	8S-396	DC	Grede-St. Cloud, Inc.
10P-820	DC	eFunds Global Holdings Corporation	2E-483	DC	Green Giant International, Inc.
9U-353	DC	eFUNDS OVERSEAS, INC.	12C-372	DC	H & H Partners Inc.
798728-2	DC	Egmond Associates Ltd	582-AA	DC	H.D. HUDSON MANUFACTURING COMPANY
2X-1033	DC	Elk River Landfill, Inc.	6T-578	DC	H/C, Inc.
8X-147	DC	Elna International Corporation	1273-AA	DC	Hallett Construction Company
1013855-5	DC	Emerald Express, Inc.	26719-AA	DC	Hanson Pipe & Products Minnesota, Inc.
10N-822	DC	Empi Corp.	1421150-5	DC	Hanson Pipe & Products Ohio, Inc.
3B-418	DC	Empi, Inc.	X-625	DC	Hanson Structural Precast Midwest, Inc.
12G-177	DC	Encore Software, Inc.	9S-281	DC	Harsco Minnesota Corporation
3S-966	DC	Engineering Repro Systems, Inc.	10B-108	DC	Harsco Technologies Corporation
9F-218	DC	ENNUIGO, INC.	80-278	DC	Heartland Automotive Services, Inc.
5I-195	DC	Enterprise Leasing Company	4M-925	DC	Helix Energy Solutions Group, Inc.
10K-495	DC	EquiFirst Mortgage Corporation of Minnesota	6K-376	DC	HERZOG ENVIRONMENTAL, INC.
8J-446	DC	Equity One, Inc.	9W-414	DC	Hespeler Hockey Holding, Inc.
5K-369	DC	Eschelon Telecom of Minnesota, Inc.	7V-633	DC	HFTA FOURTH CORPORATION
9V-110	DC	Evolvable Corporation	3O-278	DC	Hibbing Taconite Holding Inc.
10C-921	DC	Express Payday Loans, Inc.	2005515-2	DC	HILL TOP INN MOTEL, INC.
1201759-2	DC	Express Plumbers Inc.	5A-371	DC	Hogenson Construction of North Dakota, Inc.
1336693-2	DC	Fabrique Horlogerie Internationale, Inc.	8L-150	DC	Home Savings Bancorp.
11O-500	DC	Face Fire Inc.	9S-759	DC	Hormel Financial Services Corporation
1950290-4	DC	Fairview Road Company	4J-397	DC	HOTLINE PRODUCTS, INC.

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 3

Charter#	Type	Business Name	Charter#	Type	Business Name
4D-465	DC	Hubbard Broadcasting, Inc.	4B-346	DC	MARSHALLS OF RICHFIELD, MN., INC.
657581-2	DC	HWC, Inc.	1364040-5	DC	McBee Systems Ohio, Inc.
10I-548	DC	Iceberg Acquisition, Inc.	6L-438	DC	McNeilus Companies, Inc.
4I-499	DC	In Home Health, Inc.	6O-58	DC	McNeilus Financial Services, Inc.
11F-711	DC	inergo corporation	1W-235	DC	McNeilus Truck and Manufacturing, Inc.
8J-729	DC	Infrared Solutions, Inc.	4T-936	DC	MEDALLION CABINETRY, INC.
4W-892	DC	Instantwhip-Minneapolis, Inc.	7T-518	DC	Medallion Capital, Inc.
11U-394	DC	Institute For Complementary & Alternative Medicine	Z-288	DC	Medical Arts Press, Inc.
991713-2	DC	Insurance Intermediaries Inc.	5Q-587	DC	Medtronic Asia, Ltd.
9R-965	DC	Integra Telecom of Minnesota, Inc.	1U-997	DC	Medtronic Bio-Medicus, Inc.
1265025-2	DC	Integrated Media Cooperative	5S-407	DC	Medtronic China, Ltd.
1P-254	DC	International Electro Exchange Corporation	8U-248	DC	Medtronic International Technology, Inc.
3672-AA	DC	Iowa Holding Company	6W-521	DC	Medtronic International Trading, Inc.
12K-17	DC	Iron Berries Inc	5S-919	DC	Medtronic Latin America, Inc.
7O-776	DC	Irresistible Ink, Inc.	1255969-4	DC	Medtronic Pacific Trading, Inc.
S-467	DC	Island Inn Company	8H-898	DC	Medtronic Treasury International, Inc.
12 J-515	DC	ISTATE TRUCK, INC.	8H-900	DC	Medtronic Treasury Management, Inc.
7D-547	DC	J. Griffin & Associates, Inc.	4R-233	DC	Medtronic USA, Inc.
12O-224	DC	Jennie-O Turkey Store International, Inc.	2N-808	DC	Medtronic World Trade Corporation
M-177	DC	Jennie-O Turkey Store, Inc.	1R-17	DC	Meggitt Defense Systems Caswell, Inc.
1852321-2	DC	JOHN F. TORTI ARCHITECTURAL CORPORATION	8F-55	DC	METCO HOLDINGS, INCORPORATED
1955897-2	DC	Jordan Motorworks Inc	2219961-2	DC	MIC Holdings, Inc.
1354665-2	DC	Kaboban Corporation	2125905-2	DC	Micro Craft Inc.
11T-778	DC	Katadyn North America, Inc.	K-51	DC	Mid-Continent Lumber Dealers Supply, Inc.
3K-108	DC	KBL Cablesystems of Minneapolis, Inc.	2035792-5	DC	MidCountry Mortgage Investments, Inc.
3N-814	DC	KBL Cablesystems of the Southwest, Inc.	1615174-2	DC	Midwest Comic Book Association Inc.
9M-882	DC	Kensington Cottages Corporation of America	11X-211	DC	Midwest Dental, Inc.
8W-317	DC	Kenzercorp of Minnesota, Inc.	1788189-4	DC	MIDWEST EQUITY CONSULTANTS, INC.
5E-483	DC	Keystone Retaining Wall Systems, Inc.	11M-14B	DC	MIDWEST INSURANCE SALES, INC.
10J-164	DC	KIR Minnetonka 552, Inc.	2D-1037	DC	Midwest of Cannon Falls, Inc.
8F-992	DC	KMF, Inc.	D-688	DC	Miller & Holmes, Inc.
7E-119	DC	KMK DUNKA, INC.	5I-827	DC	MINNEAPOLIS MOTEL ENTERPRISES, INC.
1J-1103	DC	Knife River Corporation - North Central	5U-486	DC	Minnesota Cable Properties, Inc.
3V-472	DC	Kost, Inc.	1549183-2	DC	Minnesota Early Autism Project, Inc.
8B-20	DC	KRUSE PAVING, INC.	8A-412	DC	Minnesota Harbor Service, Inc.
5M-183	DC	KSAX-TV, Inc.	8B-445	DC	Minnesota Lawn Maintenance, Inc.
1290234-2	DC	Lakes Chiropractic Clinic Inc.	1121867-2	DC	Minnesota Linked Bingo Inc.
6X-926	DC	Lallemand Specialties, Inc.	2200615-2	DC	minnesota outboard corporation
G-1125	DC	Lambert Transfer Company	12Q-166	DC	Minnesota Pallet Company, Inc.
11H-244	DC	Lancaster Laboratories, Inc.	7Q-43	DC	MINNESOTA PUBLISHERS, INC.
5P-196	DC	Landmark Contract Management, Inc.	1972963-2	DC	Minnesota Specialty Finance, Inc.
10B-719	DC	Landry’s Seafood House - Minnesota, Inc.	30298-AA	DC	Minnesota, Dakota & Western Railway Company
1291161-2	DC	LastCallPos, Inc.	E-998	DC	Mittal Steel USA-Ontario Iron Inc.
G-874	DC	LB Real Properties, Inc.	1Q-751	DC	MLT Inc.
2031700-2	DC	Lehat Financial Corp.	2A-616	DC	Monarch Industries, Inc.
12O-414	DC	Lettek Company	8E-997	DC	Morgan Stanley Credit Corporation of Minnesota
1T-927	DC	Life Uniform Company of Minnesota	1O-34	DC	Motel Sleepers, Inc.
1841736-2	DC	Lilbuddy Corporation	11B-243	DC	MP&E Inc.
9C-610	DC	LION HYDRAULICS INC.	1H-1027	DC	Mueller Sales Corp.
9R-928	DC	LISA MUELLER INC., INTERNATIONAL	550-AA	DC	MUTUAL SERVICE LIFE INSURANCE COMPANY
2131851-2	DC	Lithia of Minnesota, Inc.	4Q-82	DC	National Benefit Resources, Inc.
7N-301	DC	LONE STAR STEAKHOUSE & SALOON OF MINNESOTA, INC.	7G-253	DC	National Surgical Assistants Association, Inc.
1N-929	DC	LSI Corporation of America, Inc.	6U-553	DC	Navarre Biomedical, Ltd.
10S-54	DC	Macquarie Office (US) No 2 Corporation	1364040-6	DC	NEBS Payroll Services, Inc.
1197776-3	DC	Major League Merger Corporation	2223110-2	DC	Nelson Financial Corporation
11P-436	DC	Marathon Dairy Investment Corp.	7V-309	DC	NEO Corporation
7X-781	DC	MARCUS NORTHSTAR, INC.	8Q-979	DC	NES MINNESOTA, INC.
12M-265	DC	Mark David Real Estate Services Inc.	1240937-2	DC	NETECHNICA Inc.

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 4

Charter#	Type	Business Name	Charter#	Type	Business Name
11R-352	DC	NetPass Systems, Inc.	2I-607	DC	Octagon Risk Services, Inc.
9J-11	DC	NetSelector, Inc.	2109202-2	DC	Olson Brothers Distributing, Inc.
6A-195	DC	Neve, Inc.	11I-250	DC	Omni workspace Company
6T-474	DC	New Money Express, Inc.	6A-300	DC	On Time Delivery Service, Inc.
7J-237	DC	New Perspective of Minnesota, Inc.	2L-874	DC	Ontario Eveleth Company
835119-10	DC	Newman Technology Partners, Inc.	2L-800	DC	Ontario Hibbing Company
9F-321	DC	Nighthawk Transport, Incorporated	1196367-2	DC	Orlin Research, Inc.
2K-228	DC	Norstan Communications, Inc.	7C-899	DC	ORR-SCHELEN-MAYERON & ASSOCIATES, INC.
3I-1050	DC	Norstan Financial Services, Inc.	3A-463	DC	Orrin Thompson Construction Company
9P-189	DC	Norstan International, Inc.	4M-65	DC	ORRIN THOMPSON HOMES CORP.
X-1183	DC	Norstan, Inc.	10A-543	DC	Oshkosh/McNeilus Financial Services, Inc.
5F-353	DC	Nortel Cable Corporation	5H-893	DC	OTTER TAIL VALLEY RAILROAD COMPANY, INC.
952274-3	DC	NORTH AMERICAN TITLE COMPANY	1560402-2	DC	PAN-MOR INC.
2017288-4	DC	North Industrial Road Company	8M-289	DC	Party America Franchising, Inc.
4L-861	DC	North Star Concrete Group, Inc.	10C-6	DC	Parvest, Inc.
2G-569	DC	North Star Ice, Inc.	1527241-2	DC	Paul Bunyan Tools, Inc.
7I-400	DC	Northern Healthcare, Inc.	783516-2	DC	Paul Weitz DVM, PSC
6Y-78	DC	NORTHERN SUPPLY COMPANY, INC.	9N-663	DC	Pen Rite Systems, Inc.
1O-1169	DC	NORTHSTAR MATERIALS, INC.	11G-919	DC	Pet Services of Minnesota, P.C.
A-517	DC	Northwest Airlines, Inc.	5Y-266	DC	Peterson Demolition, Inc.
9A-646	DC	NovaCare Rehabilitation, Inc.	9W-S03	DC	PhytoLabs, Inc.
4F-1154	DC	NUGGET DRILLING CORPORATION	5F-522	DC	Pickands Hibbing Corporation
11W-853	DC	NutriVision, Inc.	4B-707	DC	Planmark, Inc.
7N-922	DC	Nuveen Arizona Premium Income Municipal Fund, Inc.	924220-2	DC	Plantavit Cooperative
6U-587	DC	Nuveen California Investment Quality Municipal Fun	10T-31	DC	PlantFloor.com, Incorporated
6O-119	DC	Nuveen California Municipal Market Opportunity Fun	6Q-17	DC	PLASMA COATINGS OF MN INC.
5Q-274	DC	Nuveen California Municipal Value Fund, Inc.	11T-304	DC	Platco Inc.
6L-326	DC	Nuveen California Performance Plus Municipal Fund,	3S-750	DC	PP AP Printing, Inc.
7C-755	DC	Nuveen California Quality Income Municipal Fund, I	1P-528	DC	Preferred Products, Inc.
6Z-691	DC	Nuveen California Select Quality Municipal Fund, I	4P-440	DC	PRIMEVEST Financial Services, Inc.
7J-486	DC	Nuveen Insured California Premium Income Municipal	7P-410	DC	Prism Strategic Services, Inc.
7R-176	DC	Nuveen Insured California Premium Income Municipal	1858660-2	DC	PRO HOME WORKS, INC.
7C-756	DC	Nuveen Insured Municipal Opportunity Fund, Inc.	O-1036	DC	Product Design & Engineering, Inc.
7J-487	DC	Nuveen Insured New York Premium Income Municipal F	F-724	DC	Professional Services Group, Inc.
6V-328	DC	Nuveen Insured Quality Municipal Fund, Inc.	6D-240	DC	Protective Coatings Technology, Inc.
6O-120	DC	Nuveen Investment Quality Municipal Fund, Inc.	1943577-2	DC	Provident Waste Solutions, Inc.
7N-323	DC	Nuveen Michigan Premium Income Municipal Fund, Inc	12P-641	DC	ProviNet Corporation
7C-757	DC	Nuveen Michigan Quality Income Municipal Fund, Inc	7G-884	DC	PROXIMITY CONTROLS CORP.
6L-992	DC	Nuveen Municipal Advantage Fund, Inc.	8Q-375	DC	PTI Communications of Minnesota, Inc.
5V-912	DC	Nuveen Municipal Income Fund, Inc.	12Q-300	DC	Quantrell Cadillac, Inc.
6O-121	DC	Nuveen Municipal Market Opportunity Fund, Inc.	10R-743	DC	Quartz Surface Supplies, Inc.
5N-667	DC	Nuveen Municipal Value Fund, Inc.	8C-826	DC	Rainforest Cafe, Inc.
6W-692	DC	Nuveen New Jersey Investment Quality Municipal Fun	10A-234	DC	RAY PETERSON CONSULTING, INC.
7N-324	DC	Nuveen New Jersey Premium Income Municipal Fund, I	2B-463	DC	Re-Cy-Co, Inc.
6U-586	DC	Nuveen New York Investment Quality Municipal Fund,	COOP-3761	DC	Recreational Equipment, Inc.
5Q-275	DC	Nuveen New York Municipal Value Fund, Inc.	9W-162	DC	RecruitUSA Inc.
6L-327	DC	Nuveen New York Performance Plus Municipal Fund, I	9C-609	DC	RED LION INC.
7C-759	DC	Nuveen New York Quality Income Municipal Fund, Inc	4S-751	DC	Red Rock of Minnesota, Inc.
6Z-692	DC	Nuveen New York Select Quality Municipal Fund, Inc	3I-1140	DC	Redmond Products, Inc.
7C-760	DC	Nuveen Ohio Quality Income Municipal Fund, Inc.	11T-856	DC	Relativity Studio, Inc.
6H-429	DC	Nuveen Performance Plus Municipal Fund, Inc.	1256199-2	DC	Reliance Capital Corporation
7F-170	DC	Nuveen Premier Insured Municipal Income Fund, Inc.	3Z-1007	DC	ReliaStar Investment Research, Inc.
7C-761	DC	Nuveen Premier Municipal Income Fund, Inc.	9V-572	DC	ReliaStar Payroll Agent, Inc.
7F-169	DC	Nuveen Premium Income Municipal Fund 2, Inc.	10E-439	DC	REM ARROWHEAD, INC.
7R-170	DC	Nuveen Premium Income Municipal Fund 4, Inc.	3Y-546	DC	REM Central Lakes, Inc.
5X-310	DC	Nuveen Premium Income Municipal Fund, Inc.	2Q-574	DC	REM Consulting & Services, Inc.
6X-691	DC	Nuveen Quality Income Municipal Fund, Inc.	6B-752	DC	REM Health, Inc.
6X-692	DC	Nuveen Select Quality Municipal Fund, Inc.	2M-309	DC	REM Heartland, Inc.

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 5

Charter#	Type	Business Name	Charter#	Type	Business Name
4V-196	DC	REM Hennepin, Inc.	800473-4	DC	Stone Systems of the Bay Area, Inc.
9N-383	DC	REM Home Health, Inc.	V-645	DC	Straus Knitting Mills, Inc.
6X-824	DC	REM Management, Inc.	11E-827	DC	Street Eats Limited
9R-94	DC	REM Minnesota Community Services, Inc.	789804-2	DC	Stringer Business Systems, Inc.
6W-354	DC	REM Minnesota, Inc.	8C-377	DC	Sunnyside, Inc.
9X-102	DC	REM North Star, Inc.	8K-515	DC	Sunrise Publications, Inc.
5O-246	DC	REM Ramsey, Inc.	1196358-2	DC	Sunsoft Consulting Inc.
6M-347	DC	REM River Bluffs, Inc.	12A-487	DC	SuperShuttle of Minnesota, Inc.
4V-528	DC	REM South Central Services, Inc.	2139622-2	DC	SUPERVALU India, Inc.
3R-467	DC	REM Southwest Services, Inc.	4X-214	DC	SUPERVALU Pharmacies, Inc.
8I-635	DC	REM Woodvale, Inc.	2139622-3	DC	SUPERVALU Services USA, Inc.
3X-322	DC	REM, Inc.	7C-793	DC	Supervalu Transportation, Inc.
10B-951	DC	Rice Farm Supply, Inc.	4G-227	DC	Surgicare of Minneapolis, Inc.
5G-671	DC	RIDGEDALE PRINTS PLUS, INC.	1369501-2	DC	Susan Meech, Inc.
983954-3	DC	Right Click Technologies Incorporated	1818187-2	DC	Swanson Property and Realty, Inc.
11Q-818	DC	Rise to Fame Inc.	1121424-4	DC	Sweet Endeavor Inc.
1T-474	DC	Risk Planners, Inc.	26671-AA	DC	Syracuse Mining Company
4N-316	DC	Ritrama, Inc.	1761626-4	DC	TAMARACK MATERIALS NORTHLAND, INC.
1468701-2	DC	Riza Technologies INC.	3W-799	DC	Tamarack Materials, Inc.
5S-987	DC	Rogers Benefit Group, Inc.	1461058-2	DC	TCF International Operations, Inc.
3N-166	DC	Rosco Manufacturing Company	10G-141	DC	TCF Investments Management, Inc.
Q-487	DC	Rosemount, Inc.	5Y-476	DC	TCI Cablevision of Minnesota, Inc.
Y- 702	DC	Sanford Associates, Inc.	1145272-2	DC	TCIC, INC.
1467757-2	DC	SCC Holding Corporation	12B-352	DC	Technology Savings Group, Inc.
9O-920	DC	Schreiber Technologies, Inc.	2139230-2	DC	Templeton Funds Annuity Company
12I-911	DC	Schwan’s Global Consumer Brands, Inc.	1E-182	DC	Temroc Metals, Inc.
12I-913	DC	Schwan’s Global Food Service, Inc.	5K-62	DC	Tescom Corporation
1253236-6	DC	Schwan’s Global Home Service, Inc.	12A-420	DC	The Firebaugh Group, Inc.
12L-841	DC	Schwan’s Global Supply Chain, Inc.	4M-383	DC	The HoneyBaked Ham Company
12I-915	DC	Schwan’s Research and Development, Inc.	11L-595	DC	The Kenna Group Corporation
12O-989	DC	Schwan’s Sales Enterprises, Inc.	4Q-68	DC	THE KOSKOVICH COMPANY, INC.
F-797	DC	Scott-Rice Telephone Co.	3F-333	DC	The Miller Publishing Company, Inc.
2I-166	DC	Sealy of Minnesota, Inc.	11P-181	DC	The News Room Inc.
1623418-2	DC	Shebec Mobile Solutions Inc.	10Q-468	DC	The Noodle Shop, Co. - Minnesota, Inc.
1532147-2	DC	Shivasai Global Technologies Inc	4W-1023	DC	THE PRESS OF OHIO, INC.
10S-379	DC	Shultz & Associates, Ltd.	12I-912	DC	The Schwan Food Company
2111638-2	DC	Sierra Vista Natural Foods Cooperative	2Y-349	DC	The Sportsman’s Guide, Inc.
980010-2	DC	Silestone & Marble Distribution Services West Coas	1R-698	DC	The Waukon Corporation
2183145-2	DC	SILVER STATE FINANCIAL SERVICES OF MINNESOTA, INC.	5B-554	DC	ThorWorks Industries, Inc.
699372-3	DC	Simply Perches, Incorporated	2118022-2	DC	Tig-Co, Inc.
8M-497	DC	Sine Qua Non, Incorporated	11F-483	DC	Tigerquote.com Insurance Agency of Minnesota, Inc.
1449866-2	DC	Skippy Transportation inc	544080-2	DC	TMCK ASSOCIATES, INC.
10Q-571	DC	Skyway Printing & Copying Inc.	560410-4	DC	Toll MN GP Corp.
4R-1173	DC	SMCA, Inc.	1254089-2	DC	Total Care Pharmacy, Inc.
11E-992	DC	SoftLink Solutions, Inc.	5N-591	DC	Total In-Store Merchandising Enterprises, Inc.
6L-316	DC	Sontra Medical Corporation	2N-1048	DC	Tower Systems, Inc.
10Z-560	DC	Sopheon Corporation	1510327-2	DC	TPB, Inc.
5Y-862	DC	Southern Minnesota Construction Company, Inc.	11T-489	DC	TRANSAMERICA RETIREMENT MANAGEMENT, INC.
8S-770	DC	SOUTHERN MINNESOTA SHOPPERS, INC.	6D-697	DC	Transworld Network, Corp.
1836923-2	DC	Sportsman’s Recipes, Inc.	1C-955	DC	Triad Investments, Inc.
5R-264	DC	Spruce Ridge, Inc.	1889991-2	DC	Triple J C Inc.
1Z-594	DC	St. Cloud Surgical Center, Inc.	1M-1074	DC	TTM Advanced Circuits, Inc.
2189459-2	DC	STAMM & LARSON INCORPORATED	9M-494	DC	Tutronics Corporation
1C-445	DC	Stearns Inc.	1U-909	DC	U-Haul Co. of Minnesota
1V-871	DC	Stevens Van Lines, Inc.	5M-225	DC	ULTRA PAC, INC.
549-AA	DC	STOCKBRIDGE INSURANCE COMPANY	5X-916	DC	ULTRA PURE SYSTEMS, INC.
9Y-436	DC	Stone Suppliers, Inc.	2M-698	DC	United Healthcare Services, Inc.
12K-113	DC	Stone Systems & Services, Inc.	1J- 780	DC	United Steel Products Company, Inc.

04/10/2007 List of DC Entities for Global RO Amendment DTN 22404870002	Page 6

Charter#	Type	Business Name	Charter#	Type	Business Name
2X-615	DC	UnitedHealth Group Incorporated
5D-113	DC	VADEKO U.S.A. INC.
11F-226	DC	Valspar Credit Corporation
11N-582	DC	Valspar Sourcing, Inc.
6S-663	DC	Valu Ventures, Inc.
2T-24	DC	VAN BLOEM, INC.
2W-979	DC	Vans of Minnesota, Inc.
4K-74	DC	Varsity Spirit Fashions & Supplies, Inc
1494519-2	DC	Venn Software Solutions Inc.
4Z-319	DC	Veolia ES Rolling Hills Landfill, Inc.
12A-804	DC	Veolia ES Vasko Rubbish Removal, Inc.
3I-535	DC	Veolia ES Vasko Solid Waste, Inc.
1792666-2	DC	Verista Imaging, Inc.
4P-346	DC	Verso Technologies, Inc.
6W-662	DC	VHG, INC.
11D-555	DC	Vibes Technologies, Inc.
1296728-2	DC	Video Chat Systems Inc.
2I-1138	DC	Viking Materials, Inc.
7L-758	DC	Voyageur Disposal Processing, Inc.
10G-623	DC	W.J. Clark & Company, Inc.
9W-498	DC	Wasatch Funds, Inc.
1W-613	DC	Waste Management of Minnesota, Inc.
141-AA	DC	Waterous Company
11J-634	DC	Watershed Gutters, Inc.
5A-256	DC	WAYZATA PHYSICAL THERAPY CENTER, INC.
3W-975	DC	Web.com, Inc.
3X-954	DC	West Materials, Inc.
6D-86	DC	West Suburban Health Partners, Inc.
1644466-2	DC	Widell Real Estate Properties Inc.
3T-26	DC	Willis of Minnesota, Inc.
2-AA	DC	Wilton Reassurance Company
I-553	DC	Woodlake Sanitary Service, Inc.
4T-750	DC	Wound Care Centers, Inc.
10T-54	DC	WriteWright, Inc.
11L-545	DC	WRS Inc.
9U-946	DC	XPERTECH SOLUTIONS INC.
1996011-2	DC	Zimmerman Adjusting Inc.
STATE OF MINNESOTA DEPARTMENT OF STATE FILED APR 10 2007 Mark Ritchie Secretary of State

9U-353	DC-CN	23350830002

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

eFUNDS OVERSEAS, INC.

1.	The name of the corporation is eFUNDS OVERSEAS, INC.

2.	The following is the full text of the amendment to the Articles of Incorporation of eFUNDS OVERSEAS, INC.

Article 1 of the Articles of Incorporation of the corporation is hereby amended in its entirety to read as follows:

ARTICLE 1. NAME

The name of the corporation is EFD Asia, Inc.”

Article 2 of the Articles of Incorporation of the corporation is hereby amended in its entirety to read as follows:

ARTICLE 2. REGISTERED AGENT

The address of the registered address of the corporation is 100 South Fifth Street, Suite 1075, Minneapolis, Minnesota 55402, Agent CT Corporation System, Inc.

3.	The foregoing amendment was adopted according to Chapter 302A of the Minnesota Business Corporation Act.

IN WITNESS WHEREOF, the undersigned, the Chief Executive Officer of eFUNDS OVERSEAS, INC., being duly authorized on behalf of eFUNDS OVERSEAS, INC., has executed this document as of April 26, 2007.

/s/ Paul F. Walsh
Name:	Paul F. Walsh
Title:	Chief Executive Officer
STATE OF MINNESOTA DEPARTMENT OF STATE FILED APR 27 2007 Mark Ritchie Secretary of State